Exhibit 99.1 Developing Precision  therapies for genetically  defined diseases Corporate Presentation Q4 2020Exhibit 99.1 Developing Precision therapies for genetically defined diseases Corporate Presentation Q4 2020

Forward‐Looking Statements and Risk Factors This presentation and the accompanying oral commentary contain forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any statements of the plans, strategies, and objectives of management for future operations, including our clinical development and commercialization plans; any projections of financial information; any statement about historical results that may suggest trends for our business; any statement of expectation or belief regarding future events; potential markets or market size, technology developments, our clinical product pipeline, clinical data or the implications thereof, enforceability of our intellectual property rights, competitive strengths or our position within the industry; any statements regarding the anticipated benefits of our collaborations or other strategic transactions; and any statements of assumptions underlying any of the items mentioned. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many risks and uncertainties, including but not limited to, risks associated with: the potential impacts of raising additional capital, including dilution to our existing stockholders, restrictions our operations or requirements that we relinquish rights to our technologies or product candidates; business interruptions resulting from the coronavirus disease outbreak or similar public health crises, which could cause a disruption of the development of our product candidates and adversely impact our business; the success, cost, and timing of our product development activities and clinical trials; the timing of our planned regulatory submissions to the FDA for our product candidate PLX9486 and feedback from the FDA as to our plans; our ability to obtain and maintain regulatory approval for our PLX9486 product candidate and any other product candidates we may develop, and any related restrictions, limitations, and/or warnings in the label of an approved product candidate; the potential for our identified research priorities to advance our PLX9486 product candidate; the ability to license additional intellectual property relating to our product candidates from third-parties and to comply with our existing license agreements and collaboration agreements; the ability and willingness of our third-party research institution collaborators to continue research and development activities relating to our product candidates; our ability to commercialize our products in light of the intellectual property rights of others; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; the scalability and commercial viability of our manufacturing methods and processes; the commercialization of our product candidates, if approved;our plans to research, develop, and commercialize our product candidates; our ability to attract collaborators with development, regulatory, and commercialization expertise; our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates; among others. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see our periodic filings filed from time to time with the Securities and Exchange Commission. Unless as required by law, we assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations. All of Cogent Biosciences (“Cogent”) product candidates are investigational product candidates and their safety and efficacy have not yet been established. Cogent has not obtained marketing approval for any product, and there is no certainty that any marketing approvals will be obtained or as to the timelines on which they will be obtained. Any data pertaining to Cogent product candidates is interim data and may include investigator-reported interim data for which Cogent has not yet independently reviewed the source data. The interim data may not be representative of the final results that may be obtained in the corresponding trials and results from earlier trials may not be representative of results obtained in later trial or pivotal trials. 2Forward‐Looking Statements and Risk Factors This presentation and the accompanying oral commentary contain forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any statements of the plans, strategies, and objectives of management for future operations, including our clinical development and commercialization plans; any projections of financial information; any statement about historical results that may suggest trends for our business; any statement of expectation or belief regarding future events; potential markets or market size, technology developments, our clinical product pipeline, clinical data or the implications thereof, enforceability of our intellectual property rights, competitive strengths or our position within the industry; any statements regarding the anticipated benefits of our collaborations or other strategic transactions; and any statements of assumptions underlying any of the items mentioned. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many risks and uncertainties, including but not limited to, risks associated with: the potential impacts of raising additional capital, including dilution to our existing stockholders, restrictions our operations or requirements that we relinquish rights to our technologies or product candidates; business interruptions resulting from the coronavirus disease outbreak or similar public health crises, which could cause a disruption of the development of our product candidates and adversely impact our business; the success, cost, and timing of our product development activities and clinical trials; the timing of our planned regulatory submissions to the FDA for our product candidate PLX9486 and feedback from the FDA as to our plans; our ability to obtain and maintain regulatory approval for our PLX9486 product candidate and any other product candidates we may develop, and any related restrictions, limitations, and/or warnings in the label of an approved product candidate; the potential for our identified research priorities to advance our PLX9486 product candidate; the ability to license additional intellectual property relating to our product candidates from third-parties and to comply with our existing license agreements and collaboration agreements; the ability and willingness of our third-party research institution collaborators to continue research and development activities relating to our product candidates; our ability to commercialize our products in light of the intellectual property rights of others; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; the scalability and commercial viability of our manufacturing methods and processes; the commercialization of our product candidates, if approved;our plans to research, develop, and commercialize our product candidates; our ability to attract collaborators with development, regulatory, and commercialization expertise; our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates; among others. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see our periodic filings filed from time to time with the Securities and Exchange Commission. Unless as required by law, we assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations. All of Cogent Biosciences (“Cogent”) product candidates are investigational product candidates and their safety and efficacy have not yet been established. Cogent has not obtained marketing approval for any product, and there is no certainty that any marketing approvals will be obtained or as to the timelines on which they will be obtained. Any data pertaining to Cogent product candidates is interim data and may include investigator-reported interim data for which Cogent has not yet independently reviewed the source data. The interim data may not be representative of the final results that may be obtained in the corresponding trials and results from earlier trials may not be representative of results obtained in later trial or pivotal trials. 2

Cogent Biosciences: Emerging Leader in Precision Medicines for Genetically Defined Diseases

PLX9486, a potential **best-in-class KIT exon 17 inhibitor**, has demonstrated promising clinical efficacy and safety results in a Phase 1/2 clinical trial in patients with gastrointestinal stromal tumors (GIST), along with accelerated timelines to proof-of-concept in systemic mastocytosis

	1H 2021	2H 2021
Broad clinical development plan designed to move PLX9486 rapidly to high unmet need patient populations	Initiate ASM clinical trial	
		Initiate randomized GIST clinical trial
		Initiate ISM clinical trial
2021+ Strategy	*Create pipeline of additional highly selective, potent compounds*	

Cogent is well capitalized with **$129.4 million** as of September 30, 2020 cogent BIOSCIENCES

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PLX9486: Next‐Generation KIT exon 17 InhibitorPLX9486: Next‐Generation KIT exon 17 Inhibitor

PLX9486 is a Highly Selective and Potent KIT Mutant Inhibitor with Potential to Demonstrate Best-in-Class Clinical Profile

PLX9486

- Specifically targets KIT exon 17 D816V mutations
- Selective versus other targets including wild-type KIT, PDGFRα, VEGFR2, FLT3 and FMS
- Worldwide rights to compound exclusively licensed from Plexxikon[1]
- Patent protection through at least 2033[2]

Encouraging Clinical Activity

12 months mPFS demonstrated with combination of PLX9486 + sunitinib in heavily pre-treated GIST patients

Attractive Emerging Safety Profile

Well tolerated with no significant safety signals across 50+ patients in single agent & combination dosing

Potential Best-in-Class KIT exon 17 inhibitor

KIT D816V inhibition supports future studies in systemic mastocytosis and GIST; safety results support potential for broad use cogent BIOSCIENCES

[1] Plexxikon is eligible for mid- to high- single-digit royalties and additional development milestones. License includes rights to PLX0206, an additional selective KIT inhibitor in preclinical development
[2] Does not include available patent term extension

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PLX9486 Designed as Potent and Selective KIT exon 17 D816V Inhibitor

PLX9486 is a Type I Inhibitor designed to selectively bind the active conformation of mutant KIT

- Comparable potency observed relative to avapritinib with potential selectivity advantages
- Limited blood-brain-barrier penetration and no CNS toxicities identified in preclinical studies

Potency

Assay	IC50 (nM)	
	PLX9486	Avapritinib
KIT D814Y autophosphorylation (murine P815 cells)[a]	12	22
BA/F3 KIT D816V growth[b]	12	13.5
KIT D816V kinase activity (Reaction Bio)[b]	1.125	0.4143

[a] Comparison of PLX9486 data with previously published avapritinib data
[b] Direct comparison within experiments using non-GMP syntheses
Note: No head-to-head clinical trials have been conducted between PLX9486 and avapritinib.

Selectivity

Enzyme	IC50 (nM) PLX9486
c-Kit (wt)	>5000*
c-Kit (D816V)	1.125
FMS	602.4
KDR/VEGFR2	>5000*
PDGFRα	>5000*
PDGFRα (D842V)	104.3

*Highest concentration tested in biochemical assay

cogent BIOSCIENCES

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Dual-conformation KIT Inhibition Drives Tumor Regression in Heterogeneous GIST mouse models

Ex11 (W557_K558del), Ex17 (N822K)



KIT Mutant (Exon 11/17) GIST PDX
Mean Tumor Volume +/- SE
200
400
600
0
5
10
15
20
Day
Treatment
Vehicle
PLX9486

Ex13 (K642E), Ex17 (D823Y)



KIT Mutant (Exon 13/17) GIST PDX
Mean Tumor Volume +/- SE
100
200
300
400
0
5
10
15
20
Day
Treatment
Vehicle
Sunitinib
PLX9486
PLX9486
+Sunitinib

cogent BIOSCIENCES

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Systemic Mastocytosis&  KIT exon 17 D816V mutationsSystemic Mastocytosis& KIT exon 17 D816V mutations

Significant Unmet Need Remains for Systemic Mastocytosis Patients

Systemic Mastocytosis

- Disease driven by over-accumulation of mast cells across various internal organs in the body

Advanced Systemic Mastocytosis (ASM)

- Median survival of approximately ≤ 3.5 years
- FDA approved drug, Rydapt (Midostaurin), broad spectrum TKI, challenging tolerability

Indolent and Smoldering Mastocytosis (ISM)

- Significantly impacts quality of life
- No approved therapies: current treatments include H1 and H2 anti-histamines, mast cell stabilizers, leukotriene inhibitors

Neurological

Headache, brain fog, cognitive dysfunction, anxiety, depression

Systemic

Anaphylaxis

Cutaneous (skin)

Flushing of the face/neck/chest, hives, skin rashes, itching with or without rash

Gastrointestinal

Diarrhea, nausea, vomiting, abdominal pain, bloating, gastroesophageal reflux disease (GERD)

Other

Cardiovascular

Light-headedness, syncope (fainting), rapid heart rate, chest pain, low blood pressure, high blood pressure at reaction start, blood pressure instability

Ear/Nose/Throat/Respiratory

Nasal itching and congestion, throat itching and swelling, wheezing, shortness of breath

Skeletal

Bone/muscle pain, osteopenia, osteoporosis

Gynecological

Uterine cramps, bleeding

Urinary

Bladder irritability, frequent voiding



cogent

Systemic Mastocytosis (SM): Primarily Driven by KIT exon 17 D816V Mutations



Normal
Activation Depends on Ligand
KIT
Cell surface
PI3K
JAK
RAS
STAT
MAPK
Regulated survival, cell growth, and differentiation
D816V Mutation
Ligand-independent activation
KIT mutant
Constitutively active
PI3K
JAK
RAS
STAT
MAPK
Dysregulated survival, cell growth, and differentiation
Neoplastic cells

KIT exon 17 D816V mutation is detected in >90% of SM patients[1]

- Occurs within the activation loop domain and causes a conformational change in the enzymatic pocket of the receptor
- This conformational change results in ligand independent constitutive activation of KIT and leads to increased proliferation

Inhibition of KIT exon 17 mutations has shown clinical activity in both ASM and ISM

[1]https://www.nejm.org/doi/full/10.1056/NEJMoa1513098

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Large, Yet Not Well Understood Population of SM Patients Systemic Mastocytosis: Estimated prevalence in the U.S. is 20,000–30,000 patients ISM Significant unmet medical need Comprises upwards of for clinically active, well tolerated 1 90% of all cases of SM treatment options for this patient population ASM 1 11 https://www.sciencedirect.com/science/article/abs/pii/S0145212619300566Large, Yet Not Well Understood Population of SM Patients Systemic Mastocytosis: Estimated prevalence in the U.S. is 20,000–30,000 patients ISM Significant unmet medical need Comprises upwards of for clinically active, well tolerated 1 90% of all cases of SM treatment options for this patient population ASM 1 11 https://www.sciencedirect.com/science/article/abs/pii/S0145212619300566

PLX9486 Positioned to Move Rapidly Into ASM and ISM Clinical Studies Pre-clinical KIT selectivity and potency along with clinical experience – safety + target engagement Phase 2 start as single agent in Phase 2 start as single agent in Advanced Indolent Systemic Mastocytosis (ASM) Systemic Mastocytosis (ISM) (1H’2021) (2H’2021) Serum tryptase level is used as diagnostic marker for SM patients and considered to reflect the burden of mast cells… …will provide a well understood and accepted marker for assessing clinical proof of concept based on planned ASM & ISM clinical trials 12PLX9486 Positioned to Move Rapidly Into ASM and ISM Clinical Studies Pre-clinical KIT selectivity and potency along with clinical experience – safety + target engagement Phase 2 start as single agent in Phase 2 start as single agent in Advanced Indolent Systemic Mastocytosis (ASM) Systemic Mastocytosis (ISM) (1H’2021) (2H’2021) Serum tryptase level is used as diagnostic marker for SM patients and considered to reflect the burden of mast cells… …will provide a well understood and accepted marker for assessing clinical proof of concept based on planned ASM & ISM clinical trials 12

GIST &  KIT exon 13/17 mutationsGIST & KIT exon 13/17 mutations

Significant Unmet Need Remains for GIST Patients

Gastrointestinal Stromal Tumor (GIST)

- Between 4,000 to 6,000 GIST cases diagnosed each year in the United States[1]
- Tumors can start anywhere in the GI tract, but they occur most often in the stomach (about 60%) or the small intestine (about 35%)[2]
- 83% 5-year survival rate[3]
- Current FDA approved therapies include Imatinib, Sunitinib, Regorafenib, and Ripretinib
- 60% of GIST patients develop resistance to imatinib (10% primary, 50% secondary resistance)[1]

Symptoms[4]

Diarrhea, Nausea, Vomiting, Abdominal Pain, Bloating, Gastroesophageal reflux disease GERD, GI bleeding, Loss of appetite, Weight loss cogent BIOSCIENCES

[1] https://clincancerres.aacrjournals.org/content/15/24/7510
[2] https://www.cancer.org/cancer/gastrointestinal-stromal-tumor/about/key-statistics.html
[3] https://www.cancer.org/cancer/gastrointestinal-stromal-tumor/detection-diagnosis-staging/survival-rates.html
[4] https://www.cancer.org/cancer/gastrointestinal-stromal-tumor/detection-diagnosis-staging/signs-symptoms.html

Mutations in KIT exon 13 and KIT exon 17 are Key Drivers of Resistance

1L	2L	3L	4L
ORR ~60% PFS ~19 months	ORR ~7% PFS ~6 months	ORR ~5% PFS ~4.8 months	ORR ~9% PFS ~6.3 months
Imatinib	**Sunitinib**	**Regorafenib**	**Ripretinib**

60% of GIST patients develop resistance to Imatinib.[1]

Resistance mutations driven by KIT exon 13 and KIT exon 17

2,000-3,500 imatinib-resistant, annual treatable GIST patients.[1]

cogent BIOSCIENCES

[1]https://clincancerres.aacrjournals.org/content/15/24/7510

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Gastrointestinal Stromal Tumor (GIST): Imatinib-resistance linked to KIT exon 13 and KIT exon 17 mutations Imatinib-resistant patients most commonly exhibited secondary KIT 1 exon 13 and/or KIT exon 17 mutations • 15-26 different mutations were found in KIT exons 17/18 in both tumor and liquid biopsies • 5-12 different mutations were found in KIT exons 13/14 in both tumor and liquid biopsies These study results support that there is a strong biologic rationale to treat imatinib- resistant GIST patients with combination of PLX9486 (KIT exon 17 inhibitor) + sunitinib (KIT exon 13 inhibitor) 1 16 Deciphera CTOS Annual Meeting 2020, November 17, 2020Gastrointestinal Stromal Tumor (GIST): Imatinib-resistance linked to KIT exon 13 and KIT exon 17 mutations Imatinib-resistant patients most commonly exhibited secondary KIT 1 exon 13 and/or KIT exon 17 mutations • 15-26 different mutations were found in KIT exons 17/18 in both tumor and liquid biopsies • 5-12 different mutations were found in KIT exons 13/14 in both tumor and liquid biopsies These study results support that there is a strong biologic rationale to treat imatinib- resistant GIST patients with combination of PLX9486 (KIT exon 17 inhibitor) + sunitinib (KIT exon 13 inhibitor) 1 16 Deciphera CTOS Annual Meeting 2020, November 17, 2020

Phase 1/2 Study of  PLX9486 + sunitinib in  Heavily Pre‐Treated GIST PatientsPhase 1/2 Study of PLX9486 + sunitinib in Heavily Pre‐Treated GIST Patients

Study PLX121-01: Phase 1/2 Study of PLX9486 + Sunitinib

Eligibility

- Relapsed/Refractory GIST
- Previous imatinib treatment

Design for Part 2e

- 3+3 dose escalation
- 3 combination dose levels based on PLX9486 single agent experience

NCT#02401815

Part 2e: PLX9486 + Sunitinib

Dose Level 1 (N=3)
PLX9486: 500mg
Sunitinib: 25 mg

→

Dose Level 2 (N=5)
PLX9486: 1000mg
Sunitinib: 25 mg

→

Dose Level 3 (N=10)
PLX9486: 1000mg
Sunitinib: 37.5 mg

All doses PO once daily

Criteria for Dose Limiting Toxicities
Assessed during Cycle 1 (28 days)

Nonhematologic

- Gr ≥ 3 AE of laboratory toxicity despite adequate supportive care

Hematologic

- Gr 4 anemia, neutropenia, or thrombocytopenia
- Gr 3 neutropenia/thrombocytopenia lasting > 7 days

Primary Objective

Characterize the safety and tolerability of combination in patients with GIST

Secondary Objectives

Overall response rate per RECIST v1.1

Clinical benefit rate (CBR): CR + PR + SD ≥ 16 weeks

Exploratory Objective

Changes in circulating tumor DNA (ctDNA) and correlation with response and survival cogent BIOSCIENCES

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Demographics and Prior Therapy: Heavily Pretreated GIST Patients

	Total (N=18)	Dose Level 1 (n=3)	Dose Level 2 (n=5)	Dose Level 3 (n=10)
Age, Median (range)	62 (44 – 78)	57 (46 – 68)	55 (44 – 78)	62 (53 – 65)
Sex, male, n (%)	9 (50)	0	3 (60)	6 (60)
Prior Regimens, Median (range)	3 (1 – 6)	2 (1 – 2)	3 (1 – 6)	4 (1 – 5)
Imatinib, n (%)	18 (100)	3 (100)	5 (100)	10 (100)
Sunitinib, n (%)	13 (72)	1 (33)	4 (80)	8 (80)
Regorafenib, n (%)	12 (67)	0	4 (80)	8 (80)
Ripretinib, n (%)	5 (28)	1 (33)	1 (20)	3 (30)
≥ 3 prior lines, n (%)	12 (67)	0	4 (80)	8 (80)
Prior treatment with PLX9486 (previously enrolled on another arm)	**3 (17)**	0	0	**3 (30)**

DL 1 = PLX9486 500 mg + Sunitinib 25 mg; DL 2 = PLX9486 1000 mg + Sunitinib 25 mg; DL3 = PLX9486 1000 mg + Sunitinib 37.5 mg
All doses PO once daily

cogent

db snapshot: 10July2020

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Combination Safety Results Generally Similar to Single-Agent sunitinib observed in a separate, third-party clinical study Total Dose Level 1 Dose Level 2 Dose Level 3 (n=18) (n=3) (n=5) (n=10) Preferred term, n Any Gr Gr ≥ 3 Any Gr Gr ≥ 3Any Gr Gr ≥ 3 Any Gr Gr ≥ 3 Any AE 18 16 3 2 5 5 10 9 Diarrhea 13 2 3 0 2 1 8 1 Anemia 9 5 3 1 2 1 4 3 Hypophosphatemia 7 3 1 1 3 1 3 1 Fatigue 7 2 1 0 2 0 4 2 Hypertension 7 2 0 0 3 2 4 0 Lymphopenia 3 2 1 0 0 0 2 2 DL 1 = PLX9486 500 mg + Sunitinib 25 mg; DL 2 = PLX9486 1000 mg + Sunitinib 25 mg; DL3 = PLX9486 1000 mg + Sunitinib 37.5 mg • Combination safety results generally similar to that of single-agent sunitinib observed in a separate, third-party clinical study (Demetri et al, Lancet 2006) • Results presented from non-head-to-head studies and should be interpreted with caution. • Severe events did not appear to be dose-dependent • Dose modification guidelines for treatment-related AEs allowed majority of patients to remain on treatment – One patient had a treatment-related AE leading to withdrawal of study treatment (gr 3 anemia) – Three patients required dose reduction db snapshot: 10July2020 20 • One AE (sepsis) led to death (not related to study treatment; post-operative complication)Combination Safety Results Generally Similar to Single-Agent sunitinib observed in a separate, third-party clinical study Total Dose Level 1 Dose Level 2 Dose Level 3 (n=18) (n=3) (n=5) (n=10) Preferred term, n Any Gr Gr ≥ 3 Any Gr Gr ≥ 3Any Gr Gr ≥ 3 Any Gr Gr ≥ 3 Any AE 18 16 3 2 5 5 10 9 Diarrhea 13 2 3 0 2 1 8 1 Anemia 9 5 3 1 2 1 4 3 Hypophosphatemia 7 3 1 1 3 1 3 1 Fatigue 7 2 1 0 2 0 4 2 Hypertension 7 2 0 0 3 2 4 0 Lymphopenia 3 2 1 0 0 0 2 2 DL 1 = PLX9486 500 mg + Sunitinib 25 mg; DL 2 = PLX9486 1000 mg + Sunitinib 25 mg; DL3 = PLX9486 1000 mg + Sunitinib 37.5 mg • Combination safety results generally similar to that of single-agent sunitinib observed in a separate, third-party clinical study (Demetri et al, Lancet 2006) • Results presented from non-head-to-head studies and should be interpreted with caution. • Severe events did not appear to be dose-dependent • Dose modification guidelines for treatment-related AEs allowed majority of patients to remain on treatment – One patient had a treatment-related AE leading to withdrawal of study treatment (gr 3 anemia) – Three patients required dose reduction db snapshot: 10July2020 20 • One AE (sepsis) led to death (not related to study treatment; post-operative complication)

PLX9486 + Sunitinib: 12-Month mPFS in Heavily Pretreated GIST Patients • Estimated 12-month mPFS in PLX9486- naïve patients receiving combination • mPFS improvement observed for patients receiving higher dose of single-agent PLX9486 • In subset of patients with ≥ 2 prior therapies (n=11), estimated PFS remains 12 months * 21 * Excludes combination therapy patients who had previously received PLX9486. db snapshot: 10July2020 PLX9486 + Sunitinib: 12-Month mPFS in Heavily Pretreated GIST Patients • Estimated 12-month mPFS in PLX9486- naïve patients receiving combination • mPFS improvement observed for patients receiving higher dose of single-agent PLX9486 • In subset of patients with ≥ 2 prior therapies (n=11), estimated PFS remains 12 months * 21 * Excludes combination therapy patients who had previously received PLX9486. db snapshot: 10July2020

PLX9486 + Sunitinib: Clinical Benefit Observed in Majority of Patients ORR = 20% (1 CR, 2PR) Best Overall Response: CBR = 80% • Excludes combination therapy patients who had previously received PLX9486 ORR: Overall Response Rate (CR+PR) db snapshot: 10July2020 CBR: Clinical benefit rate (CR+PR+SD at 16 weeks)PLX9486 + Sunitinib: Clinical Benefit Observed in Majority of Patients ORR = 20% (1 CR, 2PR) Best Overall Response: CBR = 80% • Excludes combination therapy patients who had previously received PLX9486 ORR: Overall Response Rate (CR+PR) db snapshot: 10July2020 CBR: Clinical benefit rate (CR+PR+SD at 16 weeks)

Durable Responses in Patients Treated with PLX9486 + Sunitinib • The median duration of PLX9486 + sunitinib treatment was 10 months (range: 1 to 27 months) • Four patients remain on therapy, including 1 CR and 2 PR • Durable response >18 months in patients achieving confirmed response 23 * Patient previously received PLX9486. db snapshot: 10July2020 Durable Responses in Patients Treated with PLX9486 + Sunitinib • The median duration of PLX9486 + sunitinib treatment was 10 months (range: 1 to 27 months) • Four patients remain on therapy, including 1 CR and 2 PR • Durable response >18 months in patients achieving confirmed response 23 * Patient previously received PLX9486. db snapshot: 10July2020

Patient Achieved Complete Response Following Three Prior Therapies When Treated at RP2D of PLX9486 + Sunitinib

- 65 yr old female previously refractory to imatinib (PD) and sunitinib (PD); intolerant to regorafenib
- Metabolically active right abdominal and subcutaneous masses
- Mutation status (ctDNA): KIT exon 11 & 17
- Continues on treatment > 27 months

Study Entry



PR – Cycle 3



CR – Cycle 18



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PLX9486 Monotherapy Exploratory Analysis: Changes in ctDNA Support Specificity of Kinase Inhibition Patient 1 Patient 2 Months on Treatment Black line: represents average of Sum of Product Diameters 25 Individual lesions represented in colorPLX9486 Monotherapy Exploratory Analysis: Changes in ctDNA Support Specificity of Kinase Inhibition Patient 1 Patient 2 Months on Treatment Black line: represents average of Sum of Product Diameters 25 Individual lesions represented in color

Cogent Biosciences: Emerging  Leader in Field of Precision  Medicines for Genetically  Defined DiseasesCogent Biosciences: Emerging Leader in Field of Precision Medicines for Genetically Defined Diseases

Experienced Leadership Team Cogent’s leadership possesses biotech and large pharma drug development experience and deep scientific expertise in developing precision medicines for genetically defined diseases. ERIN SCHELLHAMMER JESSICA SACHS, M.D. ANDREW ROBBINS BRAD BARNETT JOHN GREEN Chief People Officer Chief Medical Officer Chief Executive Officer & Chief Technology Officer Chief Financial Officer President 27Experienced Leadership Team Cogent’s leadership possesses biotech and large pharma drug development experience and deep scientific expertise in developing precision medicines for genetically defined diseases. ERIN SCHELLHAMMER JESSICA SACHS, M.D. ANDREW ROBBINS BRAD BARNETT JOHN GREEN Chief People Officer Chief Medical Officer Chief Executive Officer & Chief Technology Officer Chief Financial Officer President 27

Financial Overview As of September 30, 2020, Cogent’s current cash balance was $129.4 million. We expect that our current cash will be sufficient to fund our operating expenses and capital expenditure requirements into 2023. Company Capitalization Structure 1 Converted Common Shares As of November 9, 2020 Common stock outstanding 11,342,400 Series A Preferred Stock 40,831,250 Adjusted fully diluted Common stock outstanding 52,173,650 1 This includes 100% conversion of all outstanding Series A Preferred Stock, post 1‐for‐4 reverse split 28Financial Overview As of September 30, 2020, Cogent’s current cash balance was $129.4 million. We expect that our current cash will be sufficient to fund our operating expenses and capital expenditure requirements into 2023. Company Capitalization Structure 1 Converted Common Shares As of November 9, 2020 Common stock outstanding 11,342,400 Series A Preferred Stock 40,831,250 Adjusted fully diluted Common stock outstanding 52,173,650 1 This includes 100% conversion of all outstanding Series A Preferred Stock, post 1‐for‐4 reverse split 28

Current Shareholders

	Common Shares (1)	Preferred Shares (2) (3)	Total (Fully Converted)
Fairmount Funds Management LLC	1,558,976	16,853,500	18,412,476
Venrock Healthcare Capital Partners	1,088,818	3,409,000	4,497,818
Perceptive Advisors LLC		1,988,750	3,977,500
Atlas Venture	840,384	2,841,000	3,681,384
Acorn Bioventures, L.P.		2,841,000	2,841,000
BVF Partners L.P.		2,841,000	2,841,000
Samsara BioCapital, LLC	1,420,455	1,420,500	2,840,955
Logos Global Management LLC	675,000	1,420,500	2,095,500
RTW Investments, LP		1,988,750	1,988,750
OrbiMed Advisors LLC		1,988,750	1,988,750
Ridgeback Capital Management, L.P.	600,000	852,250	1,452,250
Ally Bridge Group		1,420,500	1,420,500
Charles Wilson	1,273,779		1,273,779
Commodore Capital		639,250	639,250
Polar Capital LLP	625,000		625,000
New Leaf Venture Partners	448,886		448,886
Millennium Management LLC	302,373		302,373
Wedbush Healthcare Partners 2020 Fund, LLC		284,000	284,000
Tekla Capital Management LLC	275,794		275,794
The Vanguard Group, Inc.	140,774		140,774
Acuta Capital Partners, LLC	102,500		102,500
Fidelity Management & Research Company LLC	100,096		100,096
BlackRock Institutional Trust Company, N.A.	90,091		90,091
Other Investors	1,799,474		1,799,474
Total Share Count	**11,342,400**	**40,831,250**	**52,173,650**
(1) Amounts are based on 13F/D/G filing			
(2) Preferred Shares are presented on an as converted basis			
(3) Preferred Shares have been grouped with the underlying Firm where possible			

cogent BIOSCIENCES

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Current Analyst Coverage Institution Analyst Jefferies Biren Amin Wedbush David Nierengarten Ladenburg Matt Kaplan 30Current Analyst Coverage Institution Analyst Jefferies Biren Amin Wedbush David Nierengarten Ladenburg Matt Kaplan 30

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